Exhibit 10.4

[***] Certain information has been excluded pursuant to Regulation S-K, Item 601(b)(10)(iv) from this Document because it is both not material and is the type that the registrant treats as private or confidential.

Business Confidential – Protected B

THIS IS AN AMENDING AGREEMENT

BETWEEN:	NATIONAL RESEARCH COUNCIL OF CANADA
a departmental corporation of the Government of Canada
whose head office address is:
1200 Montreal Road
	Ottawa, Ontario K1A 0R6	(called the “NRC”)

AND:	VARIATION BIOTECHNOLOGIES INC.
A corporation incorporated under the laws of Canada
whose registered office address is located at:
310 Hunt Club Road East, Suite 201
	Ottawa, Ontario K1H 7A6	(called the “Collaborator” or “VBI”)

(Individually called a “Party” and collectively called the “Parties”)

WHEREAS the Parties entered into an Agreement signed by the NRC on 30 March 2020, for a Project described as “COVID-19 vaccine evaluation” (hereinafter called the “Original Agreement”)

WHEREAS the Parties amended the Original Agreement as follows: on 21 December 2020 to add additional scope of work (called “Amendment One”), on July 8, 2021 (called “Amendment Two”), on 28 August 2021 (“Amendment Three”), on 15 November 2021 (“Amendment Four”), on 08 February 2022 (“Amendment Five”), on April, 28, 2022 (“Amendment Six”) and on February 28, 2023 (“Amendment Seven”). The Original Agreement, Amendment One, Amendment Two, Amendment Three, Amendment Four, Amendment Five, Amendment Six and Amendment Seven collectively called “The Agreements”.

WHEREAS the Parties wish to execute an eighth amendment to make changes to the Statement of Work due to the addition of new tasks and an adjustment in scope and price to a previous task added in Amendment Three.

IN CONSIDERATION of the mutual covenants hereunder, the Parties agree as follows:

1.	The Agreements shall be read with the amended terms stated below. With respect to all other unmodified terms, the Parties confirm the Original Agreement.

2.	The total value of the overall Project is revised to a new total value of $**.

3.	The total NRC co-investment for the overall Project is revised to a new total of $**.

4.	The total SME Fee Reduction for the overall Project is revised to a new total of $**

5.	The attached Statement of Work and Deliverables modifies Task 2.8.1 added in Amendment Three and adds new scope of work to be performed.

6.	The total price of Task 2.8.1 as added in Amendment Three is reduced to a new total price of $**.

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7.	The following new invoicing schedule is hereby added to the existing invoicing schedules in The Agreements:

Invoicing Schedule	Amount Due*
Upon completion of Task 2.9.2c	CAD **

*plus applicable taxes

8.	This Amendment will be effective on the date of the last Party’s signature.

9.	This Amendment may be executed in one or more counterparts and by the different Parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one valid and binding Agreement. A facsimile copy or portable document format (PDF) copy of an executed counterpart signature page will be as valid as an originally executed counterpart for purposes of signing this Amendment Seven.

SIGNED by VBI at Ottawa, Ontario

VARIATION BIOTECHNOLOGIES INC.

Date:	April 17, 2023	Per:	/s/ Jeffrey Baxter
		Name:	Jeffrey Baxter
		Title:	CEO

SIGNED by the NRC at Ottawa, Ontario, Canada

NATIONAL RESEARCH COUNCIL OF CANADA

Date:	April 14, 2023	Per:	/s/ Lakshmi Krishnan
Lakshmi Krishnan
Vice President, Life Sciences Division

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STATEMENT OF WORK AND DELIVERABLES

Eighth Amendment – Development of Stable Cell Lines **.

**

NRC’s POST-PROJECT RIGHTS AND OBLIGATIONS

●	NRC has the right to dispose of any samples after the Project is completed if the Client doesn’t provide instructions for return at Client’s expense.

PROJECT CONTACTS

Role	Name	Phone	e-mail
Client Technical Contact	Dr. Catalina Soare	**	**
NRC Project Manager (Technical Contact)	Dr. Alaka Mullick	**	**
Client Business Contact	Krista Campbell	**	**
NRC Business Contact	Dr. Paul Payette	**	**

-end-

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